Exhibit 23(i)


                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors and Shareholders
Florida East Coast Industries, Inc.

      We consent to the use of our report incorporated herein by reference.


                                    KPMG LLP

Jacksonville, Florida
January 3, 2001